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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - June 25, 2004


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                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


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
            BERMUDA                         001-31341                      98-0416483
(State or other jurisdiction of     (Commission File Number)              (IRS Employer
 incorporation or organization)                                        Identification No.)

                THE BELVEDERE BUILDING                                          HM 08
                   69 PITTS BAY ROAD                                         (Zip Code)
                   PEMBROKE, BERMUDA
       (Address of principal executive offices)

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                                 (441) 295-7195
              (Registrant's telephone number, including area code)


                                       N/A
             (Former name or address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure

      Platinum Underwriters Holdings, Ltd. (the "Company") is filing herewith the Underwriting Agreement among the Company, St. Paul Fire and Marine Insurance Company ("Fire and Marine") and The St. Paul Travelers Companies, Inc. ("St. Paul"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated as the underwriter, in connection with the sale by Fire and Marine of 6,000,000 common shares of the Company pursuant to a prospectus supplement of the Company that was filed with the Securities and Exchange Commission on June 28, 2004.

      Following consummation of the sale, St. Paul will continue to own options to acquire 6,000,000 common shares of the Company with an exercise price of $27.00 per share. Mr. Jay Fishman, Chief Executive Officer of St. Paul, will remain a member of the Board of Directors of the Company following the consummation of the sale.

      On June 25, 2004, the Company issued a press release announcing the sale by Fire and Marine of 6,000,000 common shares of the Company. Attached hereto as
Exhibit 99.1 is a copy of the press release.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 1.1 Underwriting Agreement, dated June 25, 2004, between the Company and St. Paul Fire and Marine Insurance Company and The St. Paul Travelers Companies, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated as the underwriter.

Exhibit 99.1   Press release dated June 25, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PLATINUM UNDERWRITERS HOLDINGS, LTD.


                                         By: /s/ Michael E. Lombardozzi
                                            ---------------------------
                                                 Michael E. Lombardozzi
                                                 Executive Vice President,
                                                 General Counsel and
                                                 Secretary

Date: June 28, 2004


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                                 Exhibit Index

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Exhibit
Number                     Description

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1.1         Underwriting Agreement, dated June 25, 2004, between the Company and
            St. Paul Fire and Marine Insurance Company and The St. Paul
            Travelers Companies, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated as the underwriter.

99.1        Press release dated June 25, 2004.

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